Exhibit 10.11

Execution Version

FIRST LIEN TRADEMARK SECURITY AGREEMENT

This FIRST LIEN TRADEMARK SECURITY AGREEMENT (this “Trademark Security Agreement”) is made this 13th day of January, 2014, by and among Grantors listed on the signature pages hereof (collectively, jointly and severally, “Grantors” and each individually “Grantor”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association (“Wells Fargo”), in its capacity as agent for the Lenders and the other Secured Parties (in such capacity, together with its successors and assigns in such capacity, “Agent”).

W I T N E S S E T H:

WHEREAS, pursuant to that certain First Lien Term Loan Credit Agreement dated as of January 13, 2014 (as amended, restated, amended and restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”) by and among NORTH ATLANTIC HOLDING COMPANY, INC. (“Parent”), NATC HOLDING COMPANY, INC. (“Holdings”), NORTH ATLANTIC TRADING COMPANY, INC. (“Borrower”), the lenders party thereto as “Lenders” (each of such Lenders, together with its successors and assigns, is referred to hereinafter as a “Lender”) and Agent, the Lenders have agreed to make certain financial accommodations available to the Borrower from time to time pursuant to the terms and conditions thereof; and

WHEREAS, the Lenders and the other Secured Parties are willing to make the financial accommodations to the Borrower as provided for in the Credit Agreement and the other Loan Documents, but only upon the condition, among others, that Grantors shall have executed and delivered to Agent, for the benefit of the Secured Parties, that certain First Lien Guaranty and Security Agreement, dated as of January 13, 2014 (including all annexes, exhibits or schedules thereto, as from time to time amended, restated, amended and restated, supplemented or otherwise modified, the “Guaranty and Security Agreement”); and

WHEREAS, pursuant to the Guaranty and Security Agreement, Grantors are required to execute and deliver to Agent, for the benefit of the Secured Parties, this Trademark Security Agreement;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Grantor hereby agrees as follows:

1.          DEFINED TERMS. All initially capitalized terms used but not otherwise defined herein have the meanings given to them in the Guaranty and Security Agreement or, if not defined therein, in the Credit Agreement, and this Trademark Security Agreement shall be subject to the rules of construction set forth in Section 1(b) of the Guaranty and Security Agreement, which rules of construction are incorporated herein by this reference, mutatis mutandis.

2.          GRANT OF SECURITY INTEREST IN TRADEMARK COLLATERAL. Each Grantor hereby unconditionally grants, assigns, and pledges to Agent, for the benefit of each of the Secured Parties, to secure the Secured Obligations, a continuing security interest (referred to in this Trademark Security Agreement as the “Security Interest”) in all of such Grantor’s right, title and interest in and to the following, whether now owned or hereafter acquired or arising and wherever located (collectively, the “Trademark Collateral”):

all domestic, foreign and multinational trademarks, service marks, trade names, corporate names, company names, business names, fictitious business names, trade dress, trade styles, logos, Internet domain names, other indicia of origin or source identification, and general intangibles of a like nature, whether registered or unregistered, and with respect to any and all of the foregoing:

(i)        all registrations and applications for registration thereof including the registrations and applications listed in Schedule I attached hereto,

(ii)       all extension and renewals thereof,

(iii)      all of the goodwill of the business connected with the use of and symbolized by any of the foregoing,

(iv)      all rights to sue or otherwise recover for any past, present and future infringement, dilution, or other violation thereof,

(v)        all Proceeds of the foregoing, including license fees, royalties, income, payments, claims, damages and proceeds of suit now or hereafter due and/or payable with respect thereto, and

(vi)       all other rights of any kind accruing thereunder or pertaining thereto throughout the world.

Notwithstanding anything herein to the contrary, in no event shall the Trademark Collateral include or the security interest granted hereunder attach to any “intent-to-use” trademark application to the extent that, and solely during the period in which, the grant of a security interest therein would impair the validity or enforceability of any registration issuing from such intent-to-use trademark application under applicable federal law; provided that, upon filing with the United States Patent and Trademark Office of an amendment to allege use pursuant to 15 U.S.C. § 1051(c) or a statement of use under 15 U.S.C. § 1051(d) (or any successor provisions), such intent-to-use application shall be considered Trademark Collateral.

3.           SECURITY FOR SECURED OBLIGATIONS. This Trademark Security Agreement and the Security Interest created hereby secures the payment and performance of the Secured Obligations, whether now existing or arising hereafter. Without limiting the generality of the foregoing, this Trademark Security Agreement secures the payment of all amounts which constitute part of the Secured Obligations and would be owed by Grantors, or any of them, to Agent, the other Secured Parties or any of them, whether or not they are unenforceable or not allowable due to the existence of an Insolvency Proceeding involving any Grantor.

4.           SECURITY AGREEMENT. The Security Interest granted pursuant to this Trademark Security Agreement is granted in conjunction with the security interests granted to Agent, for the benefit of the Secured Parties, pursuant to the Guaranty and Security Agreement. Each Grantor hereby acknowledges and affirms that the rights and remedies of Agent with respect to the Security Interest in the Trademark Collateral made and granted hereby are more fully set forth in the Guaranty and Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. To the extent there is any inconsistency between this Trademark Security Agreement and the Guaranty and Security Agreement, the Guaranty and Security Agreement shall control.

2

5.           COUNTERPARTS. This Trademark Security Agreement is a Loan Document. This Trademark Security Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Trademark Security Agreement. Delivery of an executed counterpart of this Trademark Security Agreement by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Trademark Security Agreement. Any party delivering an executed counterpart of this Trademark Security Agreement by telefacsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Trademark Security Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Trademark Security Agreement.

6.           CHOICE OF LAW AND VENUE, JURY TRIAL WAIVER, AND JUDICIAL REFERENCE PROVISION. THIS TRADEMARK SECURITY AGREEMENT SHALL BE SUBJECT TO THE PROVISIONS REGARDING CHOICE OF LAW AND VENUE, JURY TRIAL WAIVER, AND JUDICIAL REFERENCE SET FORTH IN SECTION 29 OF THE GUARANTY AND SECURITY AGREEMENT, AND SUCH PROVISIONS ARE INCORPORATED HEREIN BY THIS REFERENCE, MUTATIS MUTANDIS.

[SIGNATURE PAGE FOLLOWS]

3

IN WITNESS WHEREOF, the parties hereto have caused this Trademark Security Agreement to be executed and delivered as of the day and year first above written.

GRANTORS:	NORTH ATLANTIC OPERATING COMPANY, INC.

	By:	/s/ Brian C. Harriss
Name: Brian C. Harriss
Title: Senior Vice President and Chief Financial Officer

NATIONAL TOBACCO COMPANY. L.P.

	By:	/s/ Brian C. Harriss
Name: Brian C. Harriss
Title: Senior Vice President and Chief Financial Officer

Signature Page to
First Lien Trademark Security Agreement

ACCEPTED AND ACKNOWLEDGED BY:

AGENT:	WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association

	By:	/s/ Rob King
Name: Rob King
Title: SVP

Signature Page to

First Lien Trademark Security Agreement

North Atlantic Operating Company, Inc.

Trademark Registrations and
Applications

Trademark Serial No. Reg. No. Disclaimer	Key Dates	Goods/Services	Owner
MARKET MASTER Serial No.: 78/264,327 Reg. No.: 2,850,959	First Use: April 2, 2003 Filed: June 19, 2003 Published: March 16, 2004 Registered: June 8, 2004 Registered 8 & 15: July 3, 2010	International Class 20: Point of purchase displays	North Atlantic Operating Company, Inc. 5201 Interchange Way Louisville, KY 40229
NORTH ATLANTIC OPERATING COMPANY Serial No.: 76/115,213 Reg. No.: 2,610,473 Disclaimer: “OPERATING COMPANY”	First Use: November 1, 1997 Filed: August 24, 2000 Published: July 24, 2001 Allowed: October 16, 2001 Registered: August 20, 2002 Renewed: August 20, 2012	International Class 34: smoking tobacco, cigarette papers, cigarette tubes, lighters not of precious metal, cigarette rolling machines, cigarette injection machines, cigarettes, cigars	North Atlantic Operating Company, Inc. 5201 Interchange Way Louisville, KY 40229
NORTH ATLANTIC OPERATING COMPANY Serial No.: 78/091,719 Reg No.: 2,635,446 Disclaimer: “OPERATING COMPANY, INC.”	First Use: November 1, 1997 Filed: November 5, 2001 Published: July 23, 2002 Registered: October 15, 2002 Renewed: December 28, 2011	International Class 35: Distributorships in the field of tobacco products and smokers accessories	North Atlantic Operating Company, Inc. 5201 Interchange Way Louisville, KY 40229

Trademark Serial No. Reg. No. Disclaimer	Key Dates	Goods/Services	Owner
NORTH ATLANTIC OPERATING COMPANY, INC. & Design Serial No.: 78/092,299 Reg. No.: 2,664,695 Disclaimer: “OPERATING COMPANY, INC.”	First Use: January 7, 2002 Filed: November 8, 2001 Published: June 4, 2002 Allowed: August 27, 2002 Registered: December 17, 2002 Renewed: December 17, 2012	International Class 34: smoking tobacco, cigarette papers, cigarette tubes , lighters not of precious metal, cigarette rolling machines, cigarette injection machines, cigarettes, cigars	North Atlantic Operating Company, Inc. 5201 Interchange Way Louisville, KY 40229
NORTH ATLANTIC OPERATING COMPANY, INC. & Design Serial No.: 78/092,298 Reg. No.: 2,664,694 Disclaimer: “OPERATING COMPANY, INC.”	First Use: January 7, 2002 Filed: November 8, 2001 Published: June 4, 2002 Allowed: August 27, 2002 Registered: December 17, 2002 Renewed: December 17, 2012	International Class 35: Distributorships in the field of tobacco products and smokers accessories	North Atlantic Operating Company, Inc. 5201 Interchange Way Louisville, KY 40229
ZIG ZAG Serial No.: 73/085,295 Reg. No.: 1,133,291	First Use: May, 1971 In Commerce: July 1, 1971 Filed: April 27, 1976 Published: December 25, 1979 Registered: April 15, 1980 Renewed: April 15, 2010	International Class 34: Cigars	North Atlantic Operating Company, Inc. 5201 Interchange Way Louisville, KY 40229

Trademark Serial No. Reg. No. Disclaimer	Key Dates	Goods/Services	Owner
ZIG ZAG Serial No.: 73/628,858 Reg. No.: 1,472,580	First Use: October 6, 1986 Filed: November 6, 1986 Published: October 20, 1987 Registered: January 12, 1988 Renewed: January 12, 2008	International Class 34: Cigarette tobacco	North Atlantic Operating Company, Inc. 5201 Interchange Way Louisville, KY 40229
ZIG ZAG & Design Serial No.: 85/414,445	Filed: September 2, 2011 Published: February 12, 2013	International Class 34: Loose tobacco, cigars, cigarillos, chewing tobacco, snuff, cigarettes, cigar wraps	North Atlantic Operating Company, Inc. 5201 Interchange Way Louisville, KY 40229
ZIG ZAG CLASSIC AMERICAN BLEND Serial No.: 78/084,504 Reg. No.: 2,780,643 Disclaimer: “AMERICAN BLEND”	First Use: March, 1999 Filed: September 19, 2001 Published: October 1, 2002 Allowed: December 24, 2002 Registered: November 4, 2003 Renewed: November 4, 2013	International Class 35: Smoking tobacco	North Atlantic Operating Company, Inc. 5201 Interchange Way Louisville, KY 40229
ZIGARETTES Serial No.: 85/431,822 Reg. No.: 4,135,544	First Use: October 17, 2011 Filed: September 26, 2011 Published: February 14, 2012 Registered: May 1, 2012	International Class 34: Cigarette cases	North Atlantic Operating Company, Inc. 5201 Interchange Way Louisville, KY 40229

Trademark Serial No. Reg. No. Disclaimer	Key Dates	Goods/Services	Owner
ZIGARI Serial No.: 85/289,914 Reg. No.: 4,144,091	First Use: January 27, 2012 Filed: April 8, 2011 Published: August 16, 2011 Allowed: October 11, 2011 Registered: May 15, 2012	International Class 34: Cigars; smoking tobacco; tobacco	North Atlantic Operating Company, Inc. 5201 Interchange Way Louisville, KY 40229
ZIG-ZAG Serial No.: 85/652,888	Filed: June 15, 2012 Published: November 13, 2012 Allowed: January 8, 2013	International Class 34: Cigarettes	North Atlantic Operating Co., Inc. 5201 Interchange Way Louisville, KY 40229
ZIG-ZAG Serial No.: 77/367,950 Reg. No.: 3,867,900	First Use: May, 1971 In Commerce: July 1, 1971 Filed: January 9, 2008 Published: December 23, 2008 Allowed: March 17, 2009 Registered: October 26, 2010	International Class 34: Cigars	North Atlantic Operating Company, Inc. 5201 Interchange Way Louisville, KY 40229
ZIG-ZAG & Design Serial No.: 74/250,904 Reg. No.: 1,775,416	First Use: May 9, 1991 Filed: March 2, 1992 Published: March 16, 1993 Registered: June 8, 1993 Renewed: June 8, 2013	International Class 34: Smoking tobacco	North Atlantic Operating Company, Inc. 5201 Interchange Way Louisville, KY 40229

Trademark Serial No. Reg. No. Disclaimer	Key Dates	Goods/Services	Owner
ZIG-ZAG GOLD STANDARD Serial No.: 74/673,369 Reg. No.: 2,122,646	First Use: October 27, 1995 Filed: May 11, 1995 Published: September 30, 1997 Registered: December 23, 1997 Registered 8 & 15: March 29, 2003	International Class 34: Cigarette tobacco	North Atlantic Operating Company, Inc. 5201 Interchange Way Louisville, KY 40229

Active International Trademark Applications and Registrations

Country	Mark App. No. Reg. No.	Key Dates	Goods/Services	Owner
India	NORTH ATLANTIC OPERATING COMPANY, INC. & Design App. No.: 1096846 Reg. No.: 1096846	Filed: April 19, 2002 Registered: April 19, 2002	Smoking tobacco, cigarette papers, cigarette tubes, lighters not of precious metal, cigarette rolling machines, cigarette injection machines, cigarettes, cigars	North Atlantic Operating Company, Inc.
India	NORTH ATLANTIC OPERATING COMPANY, INC. & Design App. No.: 1252161 Reg. No.: 1252161	Filed: November 25, 2003 Registered: November 25, 2003	Distributorships in the field of tobacco products and smokers accessories	North Atlantic Operating Company, Inc.

Country	Mark App. No. Reg. No.	Key Dates	Goods/Services	Owner
Mexico	NORTH ATLANTIC OPERATING COMPANY, INC. & Design App. No.: 0543184 Reg. No.: 776905	Filed: April 16, 2002 Registered: January 31, 2003	Smoking tobacco, cigarette papers, cigarette tubes, namely, pre-rolled cigarette paper in which tobacco is inserted, lighters not of precious metal, cigarette rolling machines, which can be made of any metal except of precious metal, cigarette injection machines, namely handheld cigarette injection for injection or insertion of tobacco inside the pre-rolled paper for cigarettes, cigarettes, cigars	North Atlantic Operating Company, Inc.
Mexico	NORTH ATLANTIC OPERATING COMPANY, INC. & Design App. No.: 0543185 Reg. No.: 805267	Filed: April 16, 2002 Registered: September 1, 2003	Distributorships in the field of tobacco products and smokers accessories	North Atlantic Operating Company, Inc.
Dominican Republic	ZZ App. No.: 2009-29217 Reg. No.: 179885	Filed: December 28, 2009 Registered: April 15, 2010	Tobacco, articles for smokers, matches, envelope for cigarettes, layers, cigarettes, paper for cigarettes, tobacco to chew, pipes to smoke, pipes for tobacco, tobacco to smoke	North Atlantic Operating Company, Inc.

Country	Mark App. No. Reg. No.	Key Dates	Goods/Services	Owner
Dominican Republic	ZZ App. No.: 2009-29216 Reg. No.: 179883	Filed: December 28, 2009 Registered: April 15, 2010	Paper, cardboard and articles of this matter, products of the press, stack of papers and photographs	North Atlantic Operating Company, Inc.
Belize	ZIG-ZAG App. No.: Forthcoming	Filed:	International Class 34	North Atlantic Operating Company, Inc.
Canada	OLD HILLSIDE App. No.: 1393674 Reg. No.: TMA796,245	Filed: April 30, 2008 Registered: April 27, 2011	Tobacco	North Atlantic Operating Company, Inc.
Dominican Republic	ZIG-ZAG App. No.: 62/2010	Filed: March 18, 2010	International Class 34	North Atlantic Operating Company, Inc.
El Salvador	ZIG-ZAG App. No.: 2009097505 Reg. No.: 00027	Filed: November 23, 2009 Registered: November 11, 2010	International Class 34	North Atlantic Operating Company, Inc.
Guatemala	ZIG-ZAG App. No.: M-008068-2009	Filed: November 24, 2009	International Class 34	North Atlantic Operating Company, Inc.
Haiti	ZIG-ZAG App. No.: 1411-E	Filed: November 25, 2009	International Class 34	North Atlantic Operating Company, Inc.
Honduras	ZIG-ZAG App. No.: 85320323 Reg. No.: 1185411	Filed: November 23, 2009 Registered: December 29, 2011	International Class 34	North Atlantic Operating Company, Inc.
Nicaragua	ZIG-ZAG App. No.: 2009-03254	Filed: November 24, 2009	International Class 34	North Atlantic Operating Company, Inc.

National Tobacco Company, L.P.
Trademark Registration and Applications

December 15, 2013

Trademark Serial No. Reg. No. Disclaimer	Key Dates	Goods/Services	Owner
24C Serial No.: 74/388,134 Reg. No.: 1,817,067	First Use: January 1, 1968 Filed: May 10, 1993 Published: October 26, 1993 Registered: January 18, 1994 Renewed: January 18, 2014	International Class 34: Chewing tobacco	National Tobacco Company, L.P. 5201 Interchange Way Louisville, KY 40229
24C CLASSIC Serial No.: 77/321,289 Reg. No.: 3,683,734	First Use: September 30, 1999 Filed: November 5, 2007 Published: April 15, 2008 Allowed: August 12, 2008 Registered: September 15, 2009	International Class 34: Chewing tobacco	National Tobacco Company, L.P. 5201 Interchange Way Louisville, KY 40229
24-M Serial No.: 85/363,880 Reg. No.: 4,102,075	First Use: March 1, 1990 Filed: July 6, 2011 Published: December 6, 2011 Registered: February 21, 2012	International Class 34: Chewing tobacco; smokeless tobacco; tobacco	National Tobacco Company, L.P. 5201 Interchange Way Louisville, KY 40229

Trademark Serial No. Reg. No. Disclaimer	Key Dates	Goods/Services	Owner
A GREAT CHEW AT A FAIR PRICE Serial No.: 85/645,724 Reg. No.: 4,282,388 Disclaimer: “GREAT CHEW”	First Use: February 24, 2012 Filed: June 7, 2012 Published: November 13, 2012 Registered: January 29, 2013	International Class 34: Chewing tobacco; smokeless tobacco; tobacco	National Tobacco Company, L.P. 5201 Interchange Way Louisville, KY 40229
A GREAT DIP AT A FAIR PRICE Serial No.: 85/272,349 Reg. No.: 4,081,343 Disclaimer: “GREAT DIP”	First Use: October 11, 2011 Filed: March 21, 2011 Published: July 26, 2011 Allowed: September 20, 2011 Registered: January 3, 2012	International Class 34: Smokeless tobacco; snuff; tobacco	National Tobacco Company, L.P. 5201 Interchange Way Louisville, KY 40229
BEECH-NUT Serial No.: 72-327829 Reg. No.: 896,764	First Use: 1897 Filed: May 21, 1969 Published: June 2, 1970 Registered: August 18, 1970 Renewed: August 18, 2010	International Class 34: cigarette and chewing tobacco	National Tobacco Company, L.P. 5201 Interchange Way Louisville, KY 40229

Trademark Serial No. Reg. No. Disclaimer	Key Dates	Goods/Services	Owner
BEECH-NUT & Design Serial No.: 73/273,544 Reg. No.: 1,208,850	First Use: 1968 Filed: August 7, 1980 Published: June 15, 1982 Registered: September 14, 1982 Renewed: September 14, 2012	International Class 34: Chewing tobacco	National Tobacco Company, L.P. 5201 Interchange Way Louisville, KY 40229
BIG RED Serial No.: 77/804,794 Reg. No.: 4,164,901	First Use: October 6, 2011 Filed: August 14, 2009 Published: January 5, 2010 Allowed: March 30, 2010 Registered: June 26, 2012	International Class 34: Chewing tobacco	National Tobacco Company, L.P. 5201 Interchange Way Louisville, KY 40229
BIG RED Serial No.: 85/386,063 Reg. No.: 4,313,846	First Use: January 8, 2013 Filed: August 1, 2011 Published: December 13, 2011 Allowed: February 7, 2012 Registered: April 2, 2013	International Class 34: Cigars; smoking tobacco; tobacco	National Tobacco Company, L.P. 5201 Interchange Way Louisville, KY 40229

Trademark Serial No. Reg. No. Disclaimer	Key Dates	Goods/Services	Owner
BIG RED & Design Serial No.: 85/639,311	Filed: May 31, 2012 Published: July 31, 2012 Allowed: September 25, 2012	International Class 34: Smokeless tobacco; snuff; tobacco	National Tobacco Company, L.P., 5201 Interchange Way Louisville, KY 40229
BIG RED & Design Serial No.: 85/883,896 Reg. No.: 4,432,045	First Use: January 8, 2013 Filed: March 22, 2013 Published: August 27, 2013 Registered: November 12, 2013	International Class 34: Cigars; smoking tobacco; tobacco	National Tobacco Company, L.P., 5201 Interchange Way Louisville, KY 40229
BLACK CANE Serial No.: 85/400,359 Reg. No.: 4,321,666	First Use: August 21, 2012 Filed: August 17, 2011 Published: November 29, 2011 Allowed: August 21, 2012 Registered: April 16, 2013	International Class 34: Smoking tobacco; tobacco; tobacco, namely, cigars	National Tobacco Company, L.P., 5201 Interchange Way Louisville, KY 40229
BLACK LIGHTNING Serial No.: 85/819,060	Filed: January 9, 2013 Published: April 9, 2013 Allowed: June 4, 2013	International Class 34: Cigarillos; smoking tobacco; tobacco	National Tobacco Company, L.P., 5201 Interchange Way Louisville, KY 40229

Trademark Serial No. Reg. No. Disclaimer	Key Dates	Goods/Services	Owner
BLACK STINGER Serial No.: 85/475,160 Reg. No.: 4,227,611	First Use: August 21, 2012 Filed: November 17, 2011 Published: March 27, 2012 Allowed: May 22, 2012 Registered: October 16, 2012	International Class 34: Cigars; smoking tobacco; tobacco	National Tobacco Company, L.P., 5201 Interchange Way Louisville, KY 40229
DURANGO Serial No.: 86/012,305	Filed: July 17, 2013

International Class 1:

Cartridges sold filled with propylene glycol for electronic cigarettes; cartridges sold filled with vegetable glycerin for electronic cigarettes

International Class 9:

Electronic cigarette batteries

International Class 30:

Cartridges sold filled with chemical flavorings in liquid form for electronic cigarettes; chemical flavorings in liquid form used to refill electronic cigarette cartridges

International Class 34:

Electronic cigarettes; disposable electronic cigarettes; electronic cigarette flavor cartridges sold empty

National Tobacco Company, L.P., 5201 Interchange Way Louisville, KY 40229

Trademark Serial No. Reg. No. Disclaimer	Key Dates	Goods/Services	Owner
DURANGO Serial No.: 75/906,407 Reg. No.: 2,518,530	First Use: March 3, 1998 Filed: January 31, 2000 Published: April 24, 2001 Allowed: July 17, 2001 Registered: December 11, 2001 Renewed: December 11, 2011	International Class 34: Chewing tobacco	National Tobacco Company, L.P. 5201 Interchange Way Louisville, KY 40229
DURANGO Serial No.: 77/496,351 Reg. No.: 4,118,850	First Use: March 3, 1998 Filed: June 11, 2008 Published: November 10, 2009 Allowed: February 2, 2010 Registered: March 27, 2012	International Class 34: Smokeless tobacco	National Tobacco Company, L.P. 5201 Interchange Way Louisville, KY 40229
DURANGO (Stylized) Serial No.: 76/361,255 Reg. No.: 2,624,913	First Use: March 3, 1998 Filed: January 23, 2002 Published: July 2, 2002 Registered: September 24, 2002 Renewed: September 24, 2012	International Class 34: Chewing tobacco	National Tobacco Company, L.P. 5201 Interchange Way Louisville, KY 40229

Trademark Serial No. Reg. No. Disclaimer	Key Dates	Goods/Services	Owner
FRED STOKER & SONS, INC. Serial No.: 78/634,570 Reg. No.: 3,250,523 Disclaimer: “& SONS, INC.”	First Use: January 1, 1940 Filed: May 23, 2005 Published: March 27, 2007 Registered: June 12, 2007 [To Be Cancelled]	International Class 34: Smokeless and smoking tobacco	National Tobacco Company, L.P. 5201 Interchange Way Louisville, KY 40229
FRED STOKER & SONS, INC. Note: Reigstered only in Tennessee	First Use: January 1, 1985 Registered: November 14, 1986 Renewed: June 3, 1996 Assigned: August 30, 2006		National Tobacco Company, L.P. 5201 Interchange Way Louisville, KY 40229
FRED STOKER & SONS, INC. & Design Serial No.: 74/388,137 Reg. No.: 1,904,573 Disclaimer: “INC.”	First Use: October 12, 1987 Filed: May 10, 1993 Published: April 18, 1995 Registered: July 11, 1995 Renewed: July 11, 2005	International Class 34: Smokeless and smoking tobacco	National Tobacco Company, L.P. 5201 Interchange Way Louisville, KY 40229

Trademark Serial No. Reg. No. Disclaimer	Key Dates	Goods/Services	Owner
FRED’S CHOICE Serial No.: 75/745,913 Reg. No.: 2,740,903	First Use: January, 1993 Filed: July 9, 1999 Published: November 28, 2000 Registered: July 29, 2003 Renewed: July 29, 2013	International Class 34: Smokeless and smoking tobaccos	National Tobacco Company, L.P. 5201 Interchange Way Louisville, KY 40229
FRED’S CHOICE (Stylized) Serial No.: 78/232,275 Reg. No.: 3,093,811	First Use: March 31, 2004 Filed: April 1, 2003 Published: May 24, 2005 Allowed: August 16, 2005 Registered: May 16, 2006 Registered 8 & 15: August 9, 2011	International Class 34: Smokeless and smoking tobaccos	National Tobacco Company, L.P. 5201 Interchange Way Louisville, KY 40229
GREEN GARUDA Serial No.: 85/819,068 Disclaimer: “GREEN”	Filed: January 9, 2013 Published: April 9, 2013 Allowed: June 4, 2013	International Class 34: Cigarillos; smoking tobacco; tobacco	National Tobacco Company, L.P. 5201 Interchange Way Louisville, KY 40229

Trademark Serial No. Reg. No. Disclaimer	Key Dates	Goods/Services	Owner
GREEN KARMA Serial No.: 85/463,194 Reg. No.: 4,243,368 Disclaimer: “GREEN”	First Use: August 21, 2012 Filed: November 3, 2011 Published: July 10, 2012 Allowed: September 4, 2012 Registered: November 13, 2012	International Class 34: Cigars; smoking tobacco; tobacco	National Tobacco Company, L.P., 5201 Interchange Way Louisville, KY 40229
GREEN KB-90 Serial No.: 85/602,845 Reg. No.: 4,251,655 Disclaimer: “GREEN”	First Use: August 21, 2012 Filed: April 19, 2012 Published: August 14, 2012 Allowed: October 9, 2012 Registered: November 27, 2012	International Class 34: Cigars; smoking tobacco; tobacco	National Tobacco Company, L.P., 5201 Interchange Way Louisville, KY 40229
HAVANA BLOSSOM Serial No.: 85/362,616	First Use: December 31, 1899 Filed: July 4, 2011	International Class 34: (Based on use in commerce) smokeless tobacco; tobacco(based on intent to use) cigars; smoking tobacco	National Tobacco Company, L.P. 5201 Interchange Way Louisville, KY 40229

Trademark Serial No. Reg. No. Disclaimer	Key Dates	Goods/Services	Owner
HAVANA BLOSSOM Serial No.: 78/051,649 Reg. No.: 2,594,416	First Use: December 31, 1899 Filed: March 6, 2001 Published: April 23, 2002 Registered: July 16, 2002 Renewed Principal Register - Sec. 2(F): July 16, 2012	International Class 34: Chewing tobacco	National Tobacco Company, L.P. 5201 Interchange Way Louisville, KY 40229
HAVANA BLOSSOM (Stylized) Serial No.: 78/052,087 Reg. No.: 2,588,575	First Use: May 31, 1964 Filed: March 8, 2001 Published: April 9, 2002 Registered: July 2, 2002 Renewed Principal Register - Sec. 2(F): July 2, 2012	International Class 34: Chewing tobacco	National Tobacco Company, L.P. 5201 Interchange Way Louisville, KY 40229
HAVANA BLOSSOM FRESHER & TASTIER & Design Serial No.: 73-459744 Reg. No.: 1,358,381 Disclaimer: “HAVANA” AND “FRESHER & TASTIER”	First Use: May, 1964 Filed: January 6, 1984 Published: June 25, 1985 Registered: September 3, 1985 Renewed: September 3, 2005	International Class 34: Chewing tobacco	National Tobacco Company, L.P. 5201 Interchange Way Louisville, KY 40229

Trademark Serial No. Reg. No. Disclaimer	Key Dates	Goods/Services	Owner
HOME RUN Serial No.: 85/247,249 Reg. No.: 4,147,583	First Use: January 27, 2012 Filed: February 21, 2011 Published: June 28, 2011 Allowed: August 23, 2011 Registered: May 22, 2012	International Class 34: Cigars; tobacco	National Tobacco Company, L.P. 5201 Interchange Way Louisville, KY 40229
KEY STONE Serial No.: 85/267,046 Reg. No.: 4,147,663	First Use: January 27, 2012 Filed: March 15, 2011 Published: July 5, 2011 Allowed: August 30, 2011 Registered: May 22, 2012	International Class 34: Cigars; smoking tobacco; tobacco	National Tobacco Company, L.P. 5201 Interchange Way Louisville, KY 40229
L-50 Serial No.: 74/388,138 Reg. No.: 1,817,068	First Use: January 13, 1986 Filed: May 10, 1993 Published: October 26, 1993 Registered: January 18, 1994 Renewed: January 18, 2014	International Class 34: Chewing tobacco	National Tobacco Company, L.P., 5201 Interchange Way Louisville, KY 40229

Trademark Serial No. Reg. No. Disclaimer	Key Dates	Goods/Services	Owner
LONE STAR Serial No.: 86/079,358	Filed: October 1, 2013 Published: December 31, 2013

International Class 1:

Cartridges sold filled with propylene glycol for electronic cigarettes; cartridges sold filled with vegetable glycerin for electronic cigarettes

International Class 9:

Electronic cigarette batteries

International Class 30:

Cartridges sold filled with chemical flavorings in liquid form for electronic cigarettes; chemical flavorings in liquid form used to refill electronic cigarette cartridges

International Class 34:

Electronic cigarettes; disposable electronic cigarettes; electronic cigarette flavor cartridges sold empty

National Tobacco Company, L.P., 5201 Interchange Way Louisville, KY 40229
LONE STAR Serial No.: 78/251,295 Reg. No.: 2,911,785	First Use: July 2, 2004 In Commerce: July 8, 2004 Filed: May 18, 2003 Published: December 9, 2003 Allowed: March 2, 2004 Registered: December 14, 2004 Registered 8 Accepted: July 16, 2011	International Class 34: cigarettes, tobacco	National Tobacco Company, L.P. 5201 Interchange Way Louisville, KY 40229

Trademark Serial No. Reg. No. Disclaimer	Key Dates	Goods/Services	Owner
LONE STAR Serial No.: 77/496,356 Reg. No.: 4,146,922	First Use: January 27, 2012 Filed: June 11, 2008 Published: July 21, 2009 Allowed: October 13, 2009 Registered: May 22, 2012	International Class 34: Cigars; smoking tobacco	National Tobacco Company, L.P. 5201 Interchange Way Louisville, KY 40229
MOONSHINE BLEND Serial No.: 78/937,817 Reg. No.: 3,332,794 Disclaimer: “BLEND”	First Use: October 18, 2006 Filed: July 26, 2006 Published: February 20, 2007 Allowed: May 15, 2007 Registered: November 6, 2007 Registered 8 & 15: November 13, 2013	International Class 34: Tobacco, namely, smokeless tobacco	National Tobacco Company, L.P. 5201 Interchange Way Louisville, KY 40229
NATIONAL TOBACCO Serial No.: 75/906,718 Reg. No.: 2,535,562 Disclaimer: “TOBACCO”	First Use: December, 1988 Filed: January 31, 2000 Published: November 13, 2001 Registered: February 5, 2002 Renewed: February 5, 2012	International Class 34: Chewing tobacco	National Tobacco Company, L.P. 5201 Interchange Way Louisville, KY 40229

Trademark Serial No. Reg. No. Disclaimer	Key Dates	Goods/Services	Owner
NATIONAL TOBACCO Serial No.: 76/115,467 Reg. No.: 2,570,970 Disclaimer: “TOBACCO”	First Use: December, 1988 Filed: August 24, 2000 Published: February 26, 2002 Registered: May 21, 2002 Renewed: May 21, 2012	International Class 35: Distributorships in the field of tobacco products	National Tobacco Company, L.P. 5201 Interchange Way Louisville, KY 40229
NO. 1 Serial No.: 78/635,686	First Use: January 1, 1946 Filed: May 24, 2005 Published: February 21, 2006	International Class 34: Smokeless and smoking tobacco	National Tobacco Company, L.P., 257 Park Avenue South 7th Floor New York, NY 10010
NUMBER 2 Serial No.: 78/635,724	First Use: March 1, 2000 Filed: May 24, 2005 Published: April 18, 2006	International Class 34: Smokeless and smoking tobacco	National Tobacco Company, L.P.
NUMBER 2 (Stylized) Serial No.: 78/635,739	First Use: March 1, 2000 Filed: May 24, 2005 Published: April 18, 2006	International Class 34: Smokeless and smoking tobacco	National Tobacco Company, L.P.

Trademark Serial No. Reg. No. Disclaimer	Key Dates	Goods/Services	Owner
OLD HILLSIDE Serial No.: 85/386,151 Reg. No.: 4,137,041	First Use: January 10, 2000 Filed: August 1, 2011 Published: November 15, 2011 Allowed: January 10, 2012 Registered: May 1, 2012	International Class 34: Tobacco; smoking tobacco; cigars	National Tobacco Company, L.P., 5201 Interchange Way Louisville, KY 40229
OLD HILLSIDE Serial No.: 78/494,640 Reg. No.: 3,167,449	First Use: January 10, 2000 Filed: October 5, 2004 Published: August 22, 2006 Registered: November 7, 2006 Registered 8 Accepted: December 9, 2012	International Class 34: Tobacco	National Tobacco Company, L.P. 5201 Interchange Way Louisville, KY 40229
OUR PRIDE Serial No.: 85/386,745 Reg. No.: 4,137,042	First Use: September 1, 1989 Filed: August 2, 2011 Published: November 15, 2011 Allowed: January 10, 2012 Registered: May 1, 2012	International Class 34: Tobacco; cigars; smoking tobacco	National Tobacco Company, L.P., 5201 Interchange Way Louisville, KY 40229

Trademark Serial No. Reg. No. Disclaimer	Key Dates	Goods/Services	Owner
OUR PRIDE Serial No.: 78/494,888 Reg. No.: 3,028,098	First Use: September 1, 1989 Filed: October 5, 2004 Published: September 20, 2005 Registered: December 13, 2005 Registered 8 & 15: July 11, 2011	International Class 34: Tobacco	National Tobacco Company, L.P. 5201 Interchange Way Louisville, KY 40229
QUALITY MADE IT FAMOUS Serial No.: 77/136,693 Reg. No.: 3,351,384	First Use: December 31, 1939 Filed: March 21, 2007 Published: September 25, 2007 Registered: December 11, 2007 Registered Principal Register - Sec. 2(F) 8 & 15: August 12, 2013	International Class 34: Tobacco, namely, smokeless tobacco, snuff and chewing tobacco	National Tobacco Company, L.P. 5201 Interchange Way Louisville, KY 40229

Trademark Serial No. Reg. No. Disclaimer	Key Dates	Goods/Services	Owner
QUALITY MADE IT FAMOUS BEECH NUT EST 1897 ORIGINAL CHEWING TOBACCO & Design Serial No.: 77/616,323 Reg. No.: 3,703,294 Disclaimer: “EST 1897 ORIGINAL CHEWING TOBACCO”	First Use: January 22, 2007 Filed: November 18, 2008 Published: March 24, 2009 Allowed: June 16, 2009 Registered: October 27, 2009	International Class 34: Chewing tobacco	National Tobacco Company, L.P. 5201 Interchange Way Louisville, KY 40229
RED CAP Serial No.: 77/663,841 Reg. No.: 3,854,466	First Use: December 31, 1910 Filed: February 5, 2009 Published: June 2, 2009 Allowed: September 29, 2009 Registered: September 28, 2010	International Class 34: Tobacco, namely, pipe tobacco	National Tobacco Company, L.P. 5201 Interchange Way Louisville, KY 40229
RED CAP & Design Serial No.: 85/721,610 Reg. No.: 4,298,306	First Use: April 14, 2009 Filed: September 6, 2012 Published: November 13, 2012 Registered: March 5, 2013	International Class 34: Pipe tobacco; tobacco	National Tobacco Company, L.P., 5201 Interchange Way Louisville, KY 40229

Trademark Serial No. Reg. No. Disclaimer	Key Dates	Goods/Services	Owner
RED SUPREME Serial No.: 85/241,976 Reg. No.: 4,089,989	First Use: July 3, 2001 Filed: February 14, 2011 Published: November 8, 2011 Registered: January 24, 2012	International Class 34: Chewing tobacco; smokeless tobacco; tobacco	National Tobacco Company, L.P. 5201 Interchange Way Louisville, KY 40229
RIPTIDE Serial No.: 86/079,355	Filed: October 1, 2013 Published: December 31, 2013

International Class 1:

Cartridges sold filled with propylene glycol for electronic cigarettes; cartridges sold filled with vegetable glycerin for electronic cigarettes

International Class 9:

Electronic cigarette batteries

International Class 30:

Cartridges sold filled with chemical flavorings in liquid form for electronic cigarettes; chemical flavorings in liquid form used to refill electronic cigarette cartridges

International Class 34:

Electronic cigarettes; disposable electronic cigarettes; electronic cigarette flavor cartridges sold empty

National Tobacco Company, L.P., 5201 Interchange Way Louisville, KY 40229
RIPTIDE Serial No.: 77/531,407 Reg. No.: 4,125,752	First Use: January 27, 2012 Filed: July 25, 2008 Published: November 4, 2008 Allowed: January 27, 2009 Registered: April 10, 2012	International Class 34: Tobacco	National Tobacco Company, L.P. 5201 Interchange Way Louisville, KY 40229

Trademark Serial No. Reg. No. Disclaimer	Key Dates	Goods/Services	Owner
RIPTIDE Serial No.: 85/387,010 Reg. No.: 4,133,234	First Use: January 27, 2012 Filed: August 2, 2011 Published: November 15, 2011 Allowed: January 10, 2012 Registered: April 24, 2012	International Class 34: Cigars; smoking tobacco; tobacco	National Tobacco Company, L.P., 5201 Interchange Way Louisville, KY 40229
RIPTIDE & Design Serial No.: 86/084,458	Filed: October 7, 2013 Published: December 31, 2013

International Class 1:

Cartridges sold filled with propylene glycol for electronic cigarettes; cartridges sold filled with vegetable glycerin for electronic cigarettes

International Class 9:

Electronic cigarette batteries

International Class 30:

Cartridges sold filled with chemical flavorings in liquid form for electronic cigarettes; chemical flavorings in liquid form used to refill electronic cigarette cartridges

International Class 34:

Electronic cigarettes; disposable electronic cigarettes; electronic cigarette flavor cartridges sold empty

National Tobacco Company, L.P., 5201 Interchange Way Louisville, KY 40229

Trademark Serial No. Reg. No. Disclaimer	Key Dates	Goods/Services	Owner
RIPTIDE & Design Serial No.: 77/659,204 Reg. No.: 4,214,253	First Use: January 27, 2012 Filed: January 29, 2009 Published: April 14, 2009 Allowed: July 7, 2009 Registered: September 25, 2012	International Class 34: Tobacco; tobacco, namely, cigars	National Tobacco Company, L.P. 5201 Interchange Way Louisville, KY 40229
RIVERMONT Serial No.: 77/238,249 Reg. No.: 3,375,872	First Use: July 1, 1993 Filed: July 25, 2007 Published: November 13, 2007 Registered: January 29, 2008 Registered 8 Accepted: September 7, 2013	International Class 34: Tobacco	National Tobacco Company, L.P. 5201 Interchange Way Louisville, KY 40229
ROCK CASTLE Serial No.: 85/353,760 Reg. No.: 4,136,987	First Use: January 27, 2012 Filed: June 23, 2011 Published: November 15, 2011 Allowed: January 10, 2012 Registered: May 1, 2012	International Class 34: Cigars; smoking tobacco; tobacco	National Tobacco Company, L.P. 5201 Interchange Way Louisville, KY 40229

Trademark Serial No. Reg. No. Disclaimer	Key Dates	Goods/Services	Owner
Select Tobacco Products Reg No: 20111753487 (Note: Registered only in Delaware)	Filed: December 18, 2001 Reistered: December 18, 2001		National Tobacco Company, L.P. 5201 Interchange Way Louisville, KY 40229
SEQUOIA Serial No.: 85/247,257 Reg. No.: 4,147,584	First Use: January 27, 2012 Filed: February 21, 2011 Published: June 28, 2011 Allowed: August 23, 2011 Registered: May 22, 2012	International Class 34: Cigars; tobacco	National Tobacco Company, L.P. 5201 Interchange Way Louisville, KY 40229
STOKER’S Serial No.: 85/944,111	Filed: May 28, 2013 Published: August 13, 2013	International Class 34: Cigars	National Tobacco Company, L.P. 5201 Interchange Way Louisville, KY 40229
STOKER’S Serial No.: 78/635,666 Reg. No.: 3,170,831	First Use: January 1, 1975 Filed: May 24, 2005 Published: August 29, 2006 Registered: November 14, 2006 Registered 8 & 15: December 30, 2011	International Class 34: Smokeless and smoking tobacco	National Tobacco Company, L.P. 5201 Interchange Way Louisville, KY 40229

Trademark Serial No. Reg. No. Disclaimer	Key Dates	Goods/Services	Owner
STOKER’S & Design Serial No.: 75/113,412 Reg. No.: 2,071,640	First Use: July 1, 1994 Filed: June 3, 1996 Published: March 25, 1997 Registered: June 17, 1997 Renewed Principal Register - Sec. 2(F): June 17, 2007	International Class 34: smokers articles, namely, smoking pipes, cigarette rolling paper, smoking tobacco and smokeless tobacco	National Tobacco Company, L.P. 5201 Interchange Way Louisville, KY 40229
STOKER’S CLASSIC Serial No.: 75/634,673 Reg. No.: 2,359,709	First Use: January, 1998 Filed: February 4, 1999 Published: March 28, 2000 Registered: June 20, 2000 Renewed: June 20, 2010	International Class 34: Smokeless tobacco	National Tobacco Company, L.P. 5201 Interchange Way Louisville, KY 40229
STOKER’S COUNTRY Serial No.: 86/071,581	First Use: February 15, 2012 Filed: September 23, 2013 Published: December 31, 2013	International Class 41: Providing smoking lounge services in the nature of a temporary smoking lounge for smoking and sampling tobacco products	National Tobacco Company, L.P., 5201 Interchange Way Louisville, KY 40229

Trademark Serial No. Reg. No. Disclaimer	Key Dates	Goods/Services	Owner
STOKER’S NUMBER 2 Serial No.: 78/635,752 Reg. No.: 3,092,966	First Use: March 1, 2000 Filed: May 24, 2005 Published: February 21, 2006 Registered: May 16, 2006 [To Be Cancelled]	International Class 34: Smokeless and smoking tobacco	National Tobacco Company, L.P. 5201 Interchange Way Louisville, KY 40229
STOKER’S SINCE 1940 & Design Serial No.: 77/590,491 Reg. No.: 3,740,942 Disclaimer: “SINCE 1940”	First Use: July 8, 2008 Filed: October 10, 2008 Published: March 3, 2009 Allowed: May 26, 2009 Registered: January 19, 2010	International Class 34: Chewing tobacco; smokeless tobacco; snuff; tobacco	National Tobacco Company, L.P. 5201 Interchange Way Louisville, Kentucky 40229
STOKER’S SNUFF Serial No.: 85/562427 Disclaimer: “SNUFF”	Filed: March 7, 2012 Published: August 14, 2012 Allowed: October 9, 2012	International Class 34: Smokeless tobacco; snuff; tobacco	National Tobacco Company, L.P., 5201 Interchange Way Louisville, KY 40229
STOKERSSNUFF.COM Serial No.: 86/100,086	Filed: October 24, 2013	International Class 35: Providing a website featuring information on tobacco products; providing a website featuring coupons, contests, and sweepstakes for tobacco users	National Tobacco Company, L.P., 5201 Interchange Way Louisville, KY 40229

Trademark Serial No. Reg. No. Disclaimer	Key Dates	Goods/Services	Owner
STRAIGHT UP Serial No.: 85/360,321 Reg. No.: 4,117,820	First Use: April 30, 2010 Filed: June 30, 2011 Published: December 6, 2011 Registered: March 27, 2012	International Class 34: Cigars; smoking tobacco; tobacco	National Tobacco Company, L.P. 5201 Interchange Way Louisville, KY 40229
STRAIGHT UP Serial No.: 85/360310	First Use: July 31, 2010 Filed: June 30, 2011 Published: December 6, 2011	International Class 34: Cigar wraps	National Tobacco Company, L.P. 5201 Interchange Way Louisville, KY 40229
SWEET ‘N SMOKEY Serial No.: 78/937,835 Reg. No.: 3,300,362	First Use: October 18, 2006 Filed: July 26, 2006 Registered Supplemental Register: September 25, 2007 [To Be Cancelled]	International Class 34: Tobacco, namely, smokeless tobacco	National Tobacco Company, L.P. 5201 Interchange Way Louisville, KY 40229
TENNESSEE CHEW Serial No.: 74/388,131 Reg. No.: 2,027,975 Disclaimer: “CHEW”	First Use: January 22, 1988 Filed: May 10, 1993 Registered: December 31, 1996 Renewed Supplemental Register: December 31, 2006	International Class 34: Chewing tobacco	National Tobacco Company, L.P. 5201 Interchange Way Louisville, KY 40229

Trademark Serial No. Reg. No. Disclaimer	Key Dates	Goods/Services	Owner
TENNESSEE CHEW Serial No.: 78/959,906 Reg. No.: 3,239,885 Disclaimer: “CHEW”	First Use: January 22, 1988 Filed: August 24, 2006 Published: February 20, 2007 Registered: May 8, 2007 Registered Principal Register - Sec. 2(F) 8 & 15: May 29, 2013	International Class 34: Chewing tobacco	National Tobacco Company, L.P. 5201 Interchange Way Louisville, KY 40229
TEQUILA SUNRISE Serial No.: 75/821,172 Reg. No.: 2,381,424	First Use: October, 1996 Filed: October 12, 1999 Published: June 6, 2000 Registered: August 29, 2000 Renewed: August 29, 2010	International Class 34: Tobacco	National Tobacco Company, L.P. 5201 Interchange Way Louisville, KY 40229

Trademark Serial No. Reg. No. Disclaimer	Key Dates	Goods/Services	Owner
THUNDER BAY Serial No.: 86/079,314	Filed: October 1, 2013 Published: December 31, 2013

International Class 1:

Cartridges sold filled with propylene glycol for electronic cigarettes; cartridges sold filled with vegetable glycerin for electronic cigarettes

International Class 9:

Electronic cigarette batteries

International Class 30:

Cartridges sold filled with chemical flavorings in liquid form for electronic cigarettes; chemical flavorings in liquid form used to refill electronic cigarette cartridges

International Class 34:

Electronic cigarettes; disposable electronic cigarettes; electronic cigarette flavor cartridges sold empty

National Tobacco Company, L.P., ]5201 Interchange Way Louisville, KY 40229
THUNDER BAY Serial No.: 85/198,049 Reg. No.: 4,151,029	First Use: January 27, 2012 Filed: December 15, 2010 Published: April 26, 2011 Allowed: June 21, 2011 Registered: May 29, 2012	International Class 34: Tobacco; smoking tobacco; cigars	National Tobacco Company, L.P. 5201 Interchange Way Louisville, KY 40229

Trademark Serial No. Reg. No. Disclaimer	Key Dates	Goods/Services	Owner
TROPHY Serial No.: 75/906,667 Reg. No.: 2,508,886	First Use: February, 1992 Filed: January 31, 2000 Published: August 28, 2001 Registered: November 20, 2001 Renewed: November 20, 2011	International Class 34: Chewing tobacco	National Tobacco Company, L.P. 5201 Interchange Way Louisville, KY 40229
TROPHY & Design Serial No.: 75/906,568 Reg. No.: 2,508,885	First Use: February, 1992 Filed: January 31, 2000 Published: August 28, 2001 Registered: November 20, 2001 Renewed: November 20, 2011	International Class 34: Chewing tobacco	National Tobacco Company, L.P. 5201 Interchange Way Louisville, KY 40229
TROPHY THE SPORTSMAN’S CHEW Serial No.: 74/272,473 Reg. No.: 1,879,989	First Use: January 23, 1992 Filed: April 20, 1992 Published: November 29, 1994 Registered: February 21, 1995 Renewed: February 21, 2005	International Class 34: Chewing tobacco	National Tobacco Company, L.P. 5201 Interchange Way Louisville, KY 40229

Trademark Serial No. Reg. No. Disclaimer	Key Dates	Goods/Services	Owner
Serial No.: 77/616,321 Reg. No.: 3,741,010	First Use: March 31, 2007 Filed: November 18, 2008 Published: March 3, 2009 Allowed: May 26, 2009 Registered: January 19, 2010	International Class 34: Chewing tobacco	National Tobacco Company, L.P. 5201 Interchange Way Louisville, KY 40229
Serial No.: 75/906,671 Reg. No.: 2,495,704	First Use: December, 1988 Filed: January 31, 2000 Published: July 17, 2001 Registered: October 9, 2001 Renewed: October 9, 2011	International Class 34: Chewing tobacco	National Tobacco Company, L.P. 5201 Interchange Way Louisville, KY 40229
Serial No.: 76/115,206 Reg. No.: 2,679,622	First Use: December, 1988 Filed: August 24, 2000 Published: November 5, 2002 Registered: January 28, 2003 Renewed: January 28, 2013	International Class 35: Distributorships in the field of tobacco products	National Tobacco Company, L.P. 5201 Interchange Way Louisville, KY 40229

Trademark Serial No. Reg. No. Disclaimer	Key Dates	Goods/Services	Owner
Serial No.: 78/117,608 Reg. No.: 2,666,702	First Use: December 31, 1968 Filed: March 26, 2002 Published: October 1, 2002 Registered: December 24, 2002 Renewed: December 24, 2012	International Class 34: Chewing tobacco	National Tobacco Company, L.P. 5201 Interchange Way Louisville, KY 40229
Serial No.: 78/117,614 Reg. No.: 2,666,703	First Use: December 31, 1968 Filed: March 26, 2002 Published: October 1, 2002 Registered: December 24, 2002 Renewed: December 24, 2012	International Class 34: Chewing tobacco	National Tobacco Company, L.P. 5201 Interchange Way Louisville, KY 40229
Serial No.: 78/117,624 Reg. No.: 2,666,704	First Use: December 31, 1978 Filed: March 26, 2002 Published: October 1, 2002 Registered: December 24, 2002 Renewed: December 24, 2012	International Class 34: Chewing tobacco	National Tobacco Company, L.P. 5201 Interchange Way Louisville, KY 40229

Country	Mark App. No. Reg. No.	Key Dates	Goods/Services	Owner
Bermuda	BEECH-NUT App. No.: Reg. No.: 4397	Registered: January 11, 1960	Chewing tobacco	National Tobacco Company, L.P.
Brazil	BEECH-NUT App. No.: 830108165 Reg. No.: 830108165	Filed: November 11, 2008 Registered: January 11, 2011	Cigarette and chewing tobacco	National Tobacco Company, L.P.
Brazil	DURANGO App. No.: 830107797 Reg. No.: 830107797	Filed: January 10, 2008 Registered: January 31, 2012	Cigarettes; cigars; smokeless tobacco; smoking tobacco	National Tobacco Company, L.P.
European Union	DURANGO App. No.: 7034821 Reg. No.: 7034821	Filed: July 3, 2008 Registered: January 29, 2009	Cigarettes; cigars, smokeless tobacco, smoking tobacco	National Tobacco Company, L.P.
European Union	LONE STAR App. No.: 7034705 Reg. No.: 7034705	Filed: July 3, 2008 Registered: March 19, 2009	Cigarettes; cigars, smokeless tobacco, smoking tobacco	National Tobacco Company, L.P.
European Union	LONE STAR App. No.: 10699619 Reg. No.: 10699619	Filed: March 6, 2012 Registered: July 19, 2012	Cigar wraps	National Tobacco Company, L.P.
Japan	LONE STAR App. No.: 2008-058350 Reg. No.: 5194871	Filed: July 17, 2008 Registered: January 9, 2009	Cigarettes; cigars; smokeless tobacco; other tobacco	National Tobacco Company, L.P.

Country	Mark App. No. Reg. No.	Key Dates	Goods/Services	Owner
Argentina	ROLL 1 App. No.: 2870837 Reg. No.: 2322977	Filed: October 30, 2008 Registered: October 22, 2009	Cigarette papers; smoking tobacco; cigarettes; cigars; smokeless tobacco	National Tobacco Company, L.P.
Australia	ROLL 1 App. No.: 1270207 Reg. No.: 1270207	Filed: October 31, 2008 Registered: October 31, 2008	Cigarette papers; smoking tobacco; cigarettes; cigars; smokeless tobacco	National Tobacco Company, L.P.
Brazil	ROLL 1 App. No.: 830103970 Reg. No.: 830103970	Filed: October 31, 2008 Registered: February 22, 2012	Cigarette papers; smoking tobacco; cigarettes; cigars; smokeless tobacco	National Tobacco Company, L.P.
United Arab Emirates	MAKE 1 App. No.: 176899	Filed: July 22, 2012	Tobacco; smoking tobacco; pipe tobacco; roll your own tobacco; hookah tobacco; cigars; cigarettes; cigarillos; smokeless tobacco; chewing tobacco; snuff; snus; smokers' articles; cigarette papers; cigarette tubes; cigar wraps	National Tobacco Company, L.P.
Australia	MAKE 1 App. No.: 1270201 Reg. No.: 1270201	Filed: October 31, 2008 Registered: October 31, 2008	Cigarette tubes; smoking tobacco; cigarettes; cigars; smokeless tobacco	National Tobacco Company, L.P.

Country	Mark App. No. Reg. No.	Key Dates	Goods/Services	Owner
Brazil	MAKE 1 App. No.: 830103953 Reg. No.: 830103953	Filed: October 31, 2008 Registered: February 7, 2012	Cigarette tubes; smoking tobacco; cigarettes; cigars; smokeless tobacco	National Tobacco Company, L.P.
European Union	MAKE 1 App. No.: 7241805 Reg. No.: 7241805	Filed: September 19, 2008 Registered: April 7, 2009	Cigarette tubes; smoking tobacco; cigarettes; cigars; smokeless tobacco	National Tobacco Company, L.P.
Saudi Arabia	MAKE 1 App. No.: 184665 Reg. No.: 1505/29	Filed: July 22, 2012 Registered: September 3, 2013	Tobacco; smoking tobacco; pipe tobacco; roll your own tobacco; hookah tobacco; cigars; cigarettes; cigarillos; smokeless tobacco; chewing tobacco; snuff; snus; smokers' articles; cigarette papers; cigarette tubes; cigar wraps	National Tobacco Company, L.P.
Australia	MAKE 1 & Design App. No.: 1270205 Reg. No.: 1270205	Filed: October 31, 2008 Registered: October 31, 2008	Cigarette tubes; smoking tobacco; cigarettes; cigars; smokeless tobacco	National Tobacco Company, L.P.

Country	Mark App. No. Reg. No.	Key Dates	Goods/Services	Owner
Brazil	MAKE 1 & Design App. No.: 830103961 Reg. No.: 830103961	Filed: October 31, 2008 Registered: February 7, 2012	Cigarette tubes; smoking tobacco; cigarettes; cigars; smokeless tobacco	National Tobacco Company, L.P.
Argentina	ROLL 1 & Design App. No.: 2870838 Reg. No.: 2322980	Filed: October 30, 2008 Registered: October 22, 2009	Cigarette papers; smoking tobacco; cigarettes; cigars; smokeless tobacco	National Tobacco Company, L.P.
Australia	ROLL 1 & Design App. No.: 1270208 Reg. No.: 1270208	Filed: October 31, 2008 Registered: October 31, 2008	Cigarette papers; smoking tobacco; cigarettes; cigars; smokeless tobacco	National Tobacco Company, L.P.
Brazil	ROLL 1 & Design App. No.: 830103988 Reg. No.: 830103988	Filed: October 31, 2008 Registered: February 22, 2012	Cigarette papers; smoking tobacco; cigarettes; cigars; smokeless tobacco	National Tobacco Company, L.P.

Country	Mark App. No. Reg. No.	Key Dates	Goods/Services	Owner
Brazil	ROLL 1 & Design App. No.: 830103988 Reg. No.: 830103988	Filed: October 31, 2008 Registered: February 22, 2012	Cigarette papers; smoking tobacco; cigarettes; cigars; smokeless tobacco	National Tobacco Company, L.P.
Thailand	7-7-7 PREMIUM SELECT BLEND & Design App. No.: 726348 Reg. No.: TM317745	Filed: April 1, 2009 Registered: June 30, 2010	Smoking tobacco; cigarettes; cigars; smokeless tobacco	National Tobacco Company, L.P.
Vietnam	7-7-7 PREMIUM SELECT BLEND & Design App. No.: 4-2009-05632 Reg. No.: 147666	Filed: March 27, 2009 Registered: June 14, 2010	Smoking tobacco; cigarettes; cigars; smokeless tobacco	National Tobacco Company, L.P.
European Union	RED CAP App. No.: 8440877 Reg. No.: 8440877	Filed: July 21, 2009 Registered: February 1, 2010	Tobacco, namely, pipe tobacco	National Tobacco Company, L.P.

Country	Mark App. No. Reg. No.	Key Dates	Goods/Services	Owner
South Africa	RED CAP App. No.: 2009/13698 Reg. No.: 2009/13698	Filed: July 21, 2009 Registered: July 4, 2011	Tobacco, namely, pipe tobacco	National Tobacco Company, L.P.
Canada	STRAIGHT UP App. No.: 1556672	Filed: December 16, 2011	Cigars; smoking tobacco; tobacco; cigar wraps	National Tobacco Company, L.P.
European Union	STRAIGHT UP App. No.: 10472207 Reg. No.: 10472207	Filed: December 6, 2011 Registered: May 3, 2012	Cigars; smoking tobacco; tobacco; cigar wraps	National Tobacco Company, L.P.
European Union	CIGTECH App. No.: 10945541 Reg. No.: 10945541	Filed: June 7, 2012 Registered: October 17, 2012	Electronic cigarettes	National Tobacco Company, L.P.
China	DURANGO App. No.: 13209274	Filed: September 9, 2013	Electronic cigarettes; components for electronic cigarettes; disposable electronic cigarettes; electronic cigarette flavor cartridges	National Tobacco Company, L.P.
Dominican Republic	DURANGO App. No.: 2013-24011	Filed: August 28, 2013	Electronic cigarettes; components for electronic cigarettes; disposable electronic cigarettes; electronic cigarette flavor cartridges	National Tobacco Company, L.P.

Country	Mark App. No. Reg. No.	Key Dates	Goods/Services	Owner
Mexico	DURANGO App. No.: 1407023	Filed: August 26, 2013	Electronic cigarettes; components for electronic cigarettes; disposable electronic cigarettes; electronic cigarette flavor cartridges	National Tobacco Company, L.P.
Paraguay	STOKER’S App. No.: 57292/2013	Filed: November 29, 2013	Tobacco; smokeless tobacco; smoking tobacco; cigars	National Tobacco Company, L.P.